UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

2017 Annual Report
November 30, 2017

www.tortoiseadvisors.com

Tortoise Capital Advisors
2017 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	4

Tortoise Select Opportunity Fund	6

Expense Examples	9

Financial Statements	11

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	29

Trustees & Officers	30

Additional Information	31

Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
			Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$3,640.3
			Portfolio mix by underlying investments[2]
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$69.8

(1) As of 12/31/2017
(2) As of 11/30/2017

(unaudited)

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2017 Annual Report

Dear fellow shareholders,

After three consecutive negative fiscal quarters, the broad energy sector ended on a high note for the fiscal year ending November 30, 2017. The S&P Energy Select Sector® Index, returned 11.3% for the fourth fiscal quarter, bringing the 2017 fiscal year return to -4.1%. A decline in global crude oil inventories, due partially to strong demand, drove performance in the closing fiscal quarter. OPEC and Russia extended the agreement to curtail crude oil production through the year-end 2018, and U.S. producers pointed to 2018 production growth yet with an increased focus on returns. We expect these trends to continue in 2018 as they shape our positive outlook.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, finally turned in a positive fiscal quarter returning 14.9%, bringing the 2017 fiscal year performance to -15.5%. Commodity price volatility and an uncertain 2018 OPEC policy weighed on performance. Crude oil prices opened the fiscal year with West Texas Intermediate (WTI) at $49.44 per barrel before hitting a fiscal year low of $42.31 in June and then ending the fiscal year higher at $57.40 per barrel. OPEC confirmed its 2018 policy, though only at the fiscal year-end after shifting statements throughout the year. Natural gas prices opened the fiscal year at $3.30 per million British thermal units (MMBtu), quickly hit their high of $3.76 on December 7, 2016, sunk to a fiscal year low of $2.44 shortly thereafter and closed the fiscal year at $2.94.

In 2018, we expect crude oil and natural gas production to grow even as producers focus more on capital spending within cash flow. U.S. crude oil production averaged an estimated 9.3 million barrels per day (MMbbl/d)1 in 2017. The 2018 forecast is for 10.3 MMbbl/d. If reached, it would be a record high1. Natural gas production is expected to average 72.6 billion cubic feet per day (bcf/d) in 2017, and 79.3 in 20182 supported by a rise in both natural gas exports and domestic consumption in 2018, per the Energy Information Administration (EIA).

Midstream

Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, retreated back to negative territory in the final fiscal quarter returning -0.9%, resulting in a fiscal year 2017 return of 2.8%. MLPs, as represented by the Tortoise MLP Index®, didn’t fare as well for the full fiscal year, returning -5.4%, with a fourth fiscal quarter return of -4.0%.

While midstream fundamentals were healthy throughout the year, uncertainty resulted from simplification and incentive distribution rights (IDR) restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates. An added boost of certainty did arrive after the close of the fiscal year. President Trump signed tax reform legislation that resulted in lower corporate tax rates, an unchanged definition of qualifying income for MLPs, and improved pass-through rates for partnerships like MLPs.

Performance across pipeline segments varied during the fiscal year. Local gas distribution companies were by far the strongest performers throughout the period as these utilities performed well in a low interest rate environment. While natural gas pipelines had slightly positive performance, all other pipeline segments turned in negative performance for the fiscal year. Our long-term outlook for the midstream sector remains positive as the need for greater pipeline capacity remains. We project capital investments in MLPs, pipelines and related organic projects at approximately $145 billion for 2017 to 2019.

Downstream

Low natural gas prices are making U.S. natural gas exports competitive. For many countries, specifically in Europe and Asia, it is cheaper to import U.S. natural gas than it is to produce domestically. In particular, 2017 was the strongest year for U.S. natural gas exports. According to the EIA, natural gas exports to Mexico were 10% higher on average in 2017 compared to 2016. In 2017, liquefied natural gas (LNG) exports from the U.S. averaged nearly 2 bcf/d. With several additional LNG facilities expected to come online in 2018 and 2019, we believe growth will continue. This creates a significant opportunity for many U.S. companies along the energy value chain, including U.S. natural gas producers, natural gas pipeline operators, as well as LNG facilities operators.

We continue to expect renewables to play an increasing role in electricity generation. U.S. wind electricity generation totaled 81 gigawatts (GW) at the end of 2016. That total is expected to increase to 88 GW and 96 GW by the end of 2017 and 2018, respectively. U.S. solar generation at the end of 2016 was 22 GW. With expected capacity additions, that total is expected to increase to 27 GW by the end of 2017 and to 30 GW by the end of 20181.

Capital markets

Though total capital market issuance in fiscal year 2017 was nearly equal between debt and equity, debt markets remained supportive for MLPs throughout while equity access was fickle. MLPs and other pipeline companies raised more than $91 billion during the period that included five midstream initial public offerings (IPOs). In the final fiscal quarter, BP Midstream was the largest and most notable MLP IPO, while Oasis Midstream Partners LP also went public. We think that companies will continue to rely less on equity capital markets access and will seek to utilize alternative forms of capital.

Merger and acquisition activity among MLPs and other pipeline companies amounted to a modest $7.6 billion during the fiscal quarter, bringing the fiscal year total to approximately $75 billion. Phillips 66 Partners LP announced the largest transaction of the fiscal quarter, in a deal valued at about $2.4 billion.

(unaudited)

2	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Concluding thoughts

At Tortoise, we believe the energy sector was underappreciated by investors in 2017. Yet, there are few sectors other than energy where demand has grown in 32 out of the last 33 years3. Looking to 2018, supply and demand fundamentals in the U.S. are expected to remain favorable with commodity prices at levels supportive of further production growth. Exports should only grow as the U.S. is a low cost energy provider to the rest of the world. Further, the recent favorable changes to corporate tax rates add to a growing list of competitive advantages for U.S. energy. We’re optimistic returns will be compelling across the energy value chain in 2018.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, January 2018
2 PIRA Natural Gas, December 2017
3 BP

(unaudited)

Tortoise Capital Advisors	3

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.97%		1.22%		1.97%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.75%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)

No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2017)

1.	Kinder Morgan, Inc.	8.4%
2.	The Williams Companies, Inc.	8.1%
3.	Cheniere Energy, Inc.	7.7%
4.	TransCanada Corporation	7.7%
5.	ONEOK, Inc.	7.6%
6.	Enbridge Inc.	6.0%
7.	Pembina Pipeline Corporation	4.9%
8.	Targa Resources Corp.	4.9%
9.	Plains GP Holdings, L.P.	4.7%
10.	Inter Pipeline Ltd.	3.8%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index
Since inception on May 31, 2011 through November 30, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Construction progress continues without delay
Pembina Pipeline Corp.	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business with visibility to dividend growth
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Steady cash flow profile and midstream and downstream growth projects

Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced distribution on weaker supply & logistics outlook
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Regulatory uncertainty on TransMountain project
Targa Resources Corp.	Midstream gathering and processing company	Perceived need for equity
SemGroup Corporation	Midstream crude oil pipeline company	Acquisition of Houston Fuel Oil Terminal resulted in equity overhang
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook

Total returns (as of November 30, 2017)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-3.63%	-5.69%	4.29%	7.12%	0.97%
TORTX	Investor (excluding load)	-3.81%	-5.92%	4.04%	6.84%	1.22%
TORTX	Investor (maximum load)	-9.31%	-7.76%	2.81%	5.87%	1.22%
TORCX	C Class (excluding CDSC)	-4.51%	-6.62%	3.27%	6.04%	1.97%
TORCX	C Class (including CDSC)	-5.44%	-6.62%	3.27%	6.04%	1.97%
S&P 500® Index(2)		22.87%	10.91%	15.74%	13.37%	—
TNAPT(3)		2.79%	-1.60%	6.71%	—	—

(1)

Reflects period from fund inception on May 31, 2011 through November 30, 2017. The Institutional and Investor Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares

(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	5

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end	None	(2)	5.75%	(3)	None	(2)
sales load
Maximum deferred	None		None	(4)	1.00%	(5)
sales load

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2018. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2017)

1.	EQT Corporation	6.2%
2.	Cheniere Energy, Inc.	6.2%
3.	EOG Resources, Inc.	6.1%
4.	The Williams Companies, Inc.	5.1%
5.	Cabot Oil & Gas Corporation	4.5%
6.	Targa Resources Corp.	4.2%
7.	ONEOK, Inc.	4.1%
8.	Marathon Petroleum Corporation	4.0%
9.	Diamondback Energy, Inc.	4.0%
10.	Continental Resources, Inc.	3.6%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain
●	Sector ranges will vary over time based on targeted catalyst and trend exposure
●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through November 30, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on September 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on September 30, 2013 through November 30, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Key asset performance drivers

Top five contributors	Company type	Performance driver
Marathon Petroleum Corporation	Downstream refiner	Corporate action to unlock midstream value
Nextera Energy Partners LP	Downstream power/utility (YieldCo)	Reduced incentive distribution rights and visibility to distribution growth
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Construction progress continues without delay
Andeavor	Downstream refiner	High West Coast refining margins combined with steady demand led to solid free cash flow and completed acquisition of Western Refining
Cabot Oil & Gas Corporation	Upstream liquids producer	Provided updated outlook that projects significant free cash flow over the next 3 years

Bottom five contributors	Company type	Performance driver
Carrizo Oil & Gas Inc.	Upstream oil and natural gas producer	Equity overhang due to high leverage and perceived need for acquisition
Halliburton Company	Oil field service provider	Challenging environment for oil field service operators to enhance margins
Pioneer Natural Resources Company	Upstream liquids producer	Concern about oil production percentage relative to natural gas production percentage from the Permian basin
U.S. Silica Holdings, Inc.	Oil field service provider	Concerns about potential new frac sand supply leading to oversupplied markets and lower margins
SM Energy Co.	Upstream oil and natural gas producer	Continue to miss consensus earnings estimates

Total returns (as of November 30, 2017)

Ticker	Class	1 year	3 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-11.57%	-2.88%	-1.98%	1.70%
TOPTX	Investor (excluding load)	-11.67%	-3.13%	-2.21%	1.95%
TOPTX	Investor (maximum load)	-16.73%	-5.04%	-3.59%	1.95%
TOPCX	C Class (excluding CDSC)	-12.42%	-3.86%	-2.93%	2.70%
TOPCX	C Class (including CDSC)	-13.30%	-3.86%	-2.93%	2.70%
S&P 500® Index(2)		22.87%	10.91%	13.87%	—
S&P Energy Select		-4.07%	-1.76%	-1.68%	—
Sector ® Index(3)

(1)	Reflects period from fund inception on September 30, 2013 through November 30, 2017.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	7

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

8	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 – November 30, 2017).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2017 –
	(06/01/2017)	(11/30/2017)	11/30/2017)
Institutional Class Actual(2)	$1,000.00	$975.50	$4.75
Institutional Class Hypothetical	$1,000.00	$1,020.26	$4.86
(5% annual return before expenses)
Investor Class Actual(2)	$1,000.00	$974.60	$5.99
Investor Class Hypothetical	$1,000.00	$1,019.00	$6.12
(5% annual return before expenses)
C Class Actual(2)	$1,000.00	$971.40	$9.69
C Class Hypothetical	$1,000.00	$1,015.24	$9.90
(5% annual return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.96%, 1.21%, and 1.96% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2017 of -2.45%, -2.54% and -2.86% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

Tortoise Capital Advisors	9

Tortoise Select Opportunity Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2017 –
	(06/01/2017)	(11/30/2017)	11/30/2017)
Institutional Class Actual(2)	$1,000.00	$1,052.60	$5.66
Institutional Class Hypothetical	$1,000.00	$1,019.55	$5.57
(5% annual return before expenses)
Investor Class Actual(2)	$1,000.00	$1,051.50	$6.94
Investor Class Hypothetical	$1,000.00	$1,018.30	$6.83
(5% annual return before expenses)
C Class Actual(2)	$1,000.00	$1,046.70	$10.77
C Class Hypothetical	$1,000.00	$1,014.54	$10.61
(5% annual return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2017 of 5.26%, 5.15% and 4.67% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

10	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tortoise MLP & Pipeline Fund
Schedule of Investments
November 30, 2017

	Shares	Fair Value
Common Stock — 74.0%(1)
Canadian Crude Oil Pipelines — 14.5%(1)
Enbridge Inc.	5,040,831	$190,089,737
Inter Pipeline Ltd.	5,767,068	121,139,048
Pembina Pipeline Corporation	4,490,531	156,384,574
		467,613,359
Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.8%(1)
Keyera Corp.	2,521,773	71,070,547
TransCanada Corporation	5,076,537	243,826,072
		314,896,619
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	3,064,026	16,752,943
United States Crude Oil Pipelines — 6.5%(1)
Plains GP Holdings, L.P.	7,207,342	148,399,172
SemGroup Corp.	2,625,208	63,004,992
		211,404,164
United States Local Distribution Company — 1.1%(1)
NiSource Inc.	1,290,166	35,518,270
United States Natural Gas Gathering/Processing — 16.0%(1)
Antero Midstream GP LP	2,689,054	47,730,708
EnLink Midstream, LLC	3,392,004	56,646,467
Targa Resources Corp.	3,575,093	155,159,036
The Williams Companies, Inc.	8,846,182	256,981,587
		516,517,798
United States Natural Gas/Natural Gas Liquids Pipelines — 25.6%(1)
Cheniere Energy, Inc.(2)	5,048,862	243,961,012
Kinder Morgan, Inc.	15,385,883	265,098,764
National Fuel Gas Company	872,435	51,299,178
ONEOK, Inc.	4,631,297	240,364,314
Tallgrass Energy GP, LP	1,221,361	27,602,759
		828,326,027
Total Common Stock
(Cost $2,488,118,222)		2,391,029,180

Master Limited Partnerships — 24.3%(1)
United States Crude Oil Pipelines — 5.6%(1)
Andeavor Logistics LP	863,295	38,641,084
BP Midstream Partners LP	872,386	15,938,492
Genesis Energy, L.P.	366,158	7,861,412
Plains All American Pipeline, L.P.	1,187,093	23,148,314
Shell Midstream Partners, L.P.	3,549,906	96,024,958
		181,614,260
United States Natural Gas Gathering/Processing — 5.5%(1)
Antero Midstream Partners LP	537,235	14,800,824
MPLX LP	1,876,211	67,280,926
Noble Midstream Partners LP	364,603	18,029,619
Rice Midstream Partners LP	1,593,309	33,188,626
Western Gas Equity Partners, LP	189,129	6,751,905
Western Gas Partners, LP	806,908	36,165,617
		176,217,517
United States Natural Gas/Natural Gas Liquids Pipelines — 7.1%(1)
Energy Transfer Equity, L.P.	3,355,524	54,359,489
Energy Transfer Partners, L.P.	2,851,152	47,357,635
Enterprise Products Partners L.P.	2,945,549	72,548,872
EQT GP Holdings LP	273,408	6,991,043
EQT Midstream Partners LP	349,271	23,966,976
Spectra Energy Partners, LP	189,358	7,748,529
Tallgrass Energy Partners, LP	334,424	14,687,902
		227,660,446
United States Refined Product Pipelines — 6.1%(1)
Buckeye Partners, L.P.	659,874	30,308,013
Holly Energy Partners LP	492,658	16,311,906
Magellan Midstream Partners, L.P.	965,749	64,705,183
Phillips 66 Partners LP(3)	852,407	39,662,498
Phillips 66 Partners LP	494,219	23,159,102
Valero Energy Partners LP	569,489	23,667,963
		197,814,665
Total Master Limited Partnerships
(Cost $790,994,926)		783,306,888

Short-Term Investment — 1.1%(1)
United States Investment Company — 1.1%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.98%(4)
(Cost $36,919,813)	36,919,813	36,919,813
Total Investments — 99.4%(1)
(Cost $3,316,032,961)		3,211,255,881
Other Assets in Excess of
Liabilities, Net — 0.6%(1)		20,521,065
Total Net Assets — 100.0%(1)		$3,231,776,946

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $39,662,498, which represents 1.2% of net assets. See Note 2 to the Financial Statements for further disclosure.
(4)	Rate indicated is the current yield as of November 30, 2017.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	11

Tortoise Select Opportunity Fund
Schedule of Investments
November 30, 2017

	Shares	Fair Value
Common Stock — 93.5%(1)
United States Natural Gas Gathering/Processing — 11.8%(1)
Antero Midstream GP LP	97,476	$1,730,199
Targa Resources Corp.	60,228	2,613,895
The Williams Companies, Inc.	110,539	3,211,158
		7,555,252
United States Natural Gas/Natural Gas Liquids Pipelines — 12.4%(1)
Cheniere Energy, Inc.(2)	80,314	3,880,773
ONEOK, Inc.	49,467	2,567,337
Tallgrass Energy GP, LP	63,403	1,432,908
		7,881,018
United States Oil & Gas Production — 44.8%(1)
Antero Resources Corporation(2)	65,426	1,243,094
Cabot Oil & Gas Corporation	96,502	2,793,733
Centennial Resource Development, Inc.(2)	96,506	1,958,107
Cimarex Energy Co.	10,982	1,275,120
Concho Resources Inc.(2)	13,407	1,875,103
Continental Resources, Inc.(2)	47,962	2,270,041
Devon Energy Corporation	50,441	1,943,492
Diamondback Energy, Inc.(2)	23,068	2,521,563
EOG Resources, Inc.	37,353	3,821,959
EQT Corporation	65,540	3,906,154
Newfield Exploration Company(2)	39,383	1,218,116
Pioneer Natural Resources Company	12,324	1,923,037
RSP Permian, Inc.(2)	51,193	1,880,319
		28,629,838
United States Oilfield Services — 9.5%(1)
Halliburton Company	45,185	1,887,829
Keane Group, Inc.(2)	73,649	1,101,789
Patterson-UTI Energy, Inc.	46,697	1,008,188
U.S. Silica Holdings, Inc.	61,386	2,036,174
		6,033,980
United States Petrochemical — 2.0%(1)
Westlake Chemical Corporation	13,135	1,286,310
United States Power/Utility — 2.3%(1)
NextEra Energy Partners, LP	37,651	1,469,519
United States Raw Materials — 1.0%(1)
Albemarle Corp.	4,455	598,396
United States Refining — 9.7%(1)
Andeavor	21,374	2,254,316
Marathon Petroleum Corporation	40,278	2,522,611
Phillips 66 Partners LP	14,767	1,440,669
		6,217,596
Total Common Stock
(Cost $57,597,495)		59,671,909

Master Limited Partnerships — 4.8%(1)
United States Natural Gas Gathering/Processing — 2.9%(1)
MPLX LP	52,585	1,885,698
United States Petrochemical — 1.9%(1)
Westlake Chemical Partners LP	53,868	1,185,096
Total Master Limited Partnerships
(Cost $2,997,574)		3,070,794

Short-Term Investment — 1.3%(1)
United States Investment Company — 1.3%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.98%(3)
(Cost $831,211)	831,211	831,211
Total Investments — 99.6%(1)
(Cost $61,426,280)		63,573,914
Other Assets in Excess
of Liabilities, Net — 0.4%(1)		283,995
Total Net Assets — 100.0%(1)		$63,857,909

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2017.

See accompanying Notes to Financial Statements.

12	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Statements of Assets & Liabilities
November 30, 2017

	Tortoise MLP &	Tortoise Select
	Pipeline Fund	Opportunity Fund
Assets:
Investments, at fair value (cost $3,316,032,961 and $61,426,280, respectively)	$3,211,255,881	$63,573,914
Dividends & interest receivable	4,504,597	40,859
Receivable for investment securities sold	4,763,472	719,203
Receivable for capital shares sold	30,504,619	195,549
Receivable for Adviser expense reimbursement	—	13,123
Prepaid expenses and other assets	52,602	33,108
Total assets	3,251,081,171	64,575,756
Liabilities:
Payable for investment securities purchased	—	494,778
Payable for capital shares redeemed	16,262,430	94,269
Payable to Adviser	2,231,191	43,742
Payable for fund administration & accounting fees	233,240	14,637
Payable for compliance fees	1,621	1,633
Payable for custody fees	27,878	1,319
Payable for transfer agent fees & expenses	166,176	9,665
Payable for professional fees	50,453	48,073
Payable to trustees	1,911	240
Accrued expenses	179,544	7,112
Accrued distribution fees	149,781	2,379
Total liabilities	19,304,225	717,847
Net Assets	$3,231,776,946	$63,857,909

Net Assets Consist of:
Capital Stock	$3,489,247,915	$88,992,911
Undistributed (accumulated) net investment income (loss)	12,043,547	(64,412)
Accumulated net realized loss on investments	(164,695,830)	(27,218,223)
Net unrealized appreciation (depreciation) of investments
and translations of foreign currency	(104,818,686)	2,147,633
Net Assets	$3,231,776,946	$63,857,909

Institutional Class
Net Assets	$2,872,704,195	$57,431,286
Shares issued and outstanding(1)	223,484,041	6,380,239
Net asset value, redemption price and minimum offering price per share	$12.85	$9.00

Investor Class
Net Assets	$300,926,047	$4,370,551
Shares issued and outstanding(1)	23,564,109	486,899
Net asset value, redemption price and minimum offering price per share	$12.77	$8.98
Maximum offering price per share(2)	$13.55	$9.53

C Class
Net Assets	$58,146,704	$2,056,072
Shares issued and outstanding(1)	4,612,398	235,156
Net asset value, redemption price and minimum offering price per share	$12.61	$8.74

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Statements of Operations
For the Year Ended November 30, 2017

	Tortoise MLP &	Tortoise Select
	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from common stock	$90,467,951	$819,812
Distributions from master limited partnerships	45,938,900	69,358
Less: return of capital on distributions	(68,666,960)	(408,077)
Less: foreign taxes (withheld)/refund	(5,009,439)	2,532
Net dividends and distributions from investments	62,730,452	483,625
Dividends from money market mutual funds	373,647	10,086
Total investment income	63,104,099	493,711
Expenses:
Advisory fees (See Note 5)	25,181,980	464,236
Fund administration & accounting fees (See Note 5)	1,316,856	96,710
Transfer agent fees & expenses (See Note 5)	1,134,758	60,634
Registration fees	217,789	51,551
Shareholder communication fees	181,023	5,167
Custody fees (See Note 5)	154,073	9,130
Other	57,028	22,911
Audit & tax fees	44,537	47,457
Trustee fees (See Note 5)	15,530	4,206
Compliance fees (See Note 5)	9,658	9,780
Legal fees	5,916	5,912
Distribution fees (See Note 6):
Investor Class	754,993	9,905
C Class	638,284	14,049
Total expenses before reimbursement	29,712,425	801,648
Less: expense reimbursement by Adviser	—	(176,920)
Net expenses	29,712,425	624,728
Net Investment Income (Loss)	33,391,674	(131,017)
Realized and Unrealized Loss on Investments and Translations of Foreign Currency
Net realized loss on investments, including foreign currency gain (loss)	(44,622,165)	(3,634,316)
Net change in unrealized depreciation of investments and translations of foreign currency	(116,670,185)	(3,806,015)
Net Realized and Unrealized Loss on Investments and Translations of Foreign Currency	(161,292,350)	(7,440,331)
Net Decrease in Net Assets Resulting from Operations	$(127,900,676)	$(7,571,348)

See accompanying Notes to Financial Statements.

14	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2017	November 30, 2016	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$33,391,674	$30,761,244	$(131,017)	$200,304
Net realized loss on investments,
including foreign currency gain (loss)	(44,622,165)	(107,863,055)	(3,634,316)	(8,194,681)
Net change in unrealized appreciation
(depreciation) of investments and
translations of foreign currency	(116,670,185)	560,460,019	(3,806,015)	9,614,038
Net increase (decrease) in net assets resulting
from operations	(127,900,676)	483,358,208	(7,571,348)	1,619,661
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,590,905,766	1,301,067,196	31,275,175	26,498,781
Proceeds from merger (See Note 11)	—	—	4,468,843	—
Proceeds from reinvestment of distributions	57,465,772	24,614,718	159,012	269,461
Payments for shares redeemed	(793,001,192)	(740,411,775)	(9,785,590)	(24,300,157)
Increase in net assets from
Institutional Class transactions	855,370,346	585,270,139	26,117,440	2,468,085
Investor Class:
Proceeds from shares sold	119,005,324	222,029,198	3,358,741	1,478,223
Proceeds from merger (See Note 11)	—	—	1,261,691	—
Proceeds from reinvestment of distributions	8,289,687	3,709,293	6,499	4,146
Payments for shares redeemed	(119,566,765)	(82,153,556)	(2,807,748)	(1,121,813)
Increase in net assets from
Investor Class transactions	7,728,246	143,584,935	1,819,183	360,556
C Class:
Proceeds from shares sold	20,845,445	15,773,524	1,072,765	526,967
Proceeds from merger (See Note 11)	—	—	321,175	—
Proceeds from reinvestment of distributions	1,233,818	998,408	—	3,092
Payments for shares redeemed	(19,662,904)	(14,446,995)	(540,306)	(454,745)
Increase in net assets from
C Class transactions	2,416,359	2,324,937	853,634	75,314
Net increase in net assets resulting from
capital share transactions	865,514,951	731,180,011	28,790,257	2,903,955
Distributions to Shareholders
From net investment income
Institutional Class	(42,791,610)	(30,898,297)	(163,879)	(279,096)
Investor Class	(4,677,976)	(3,205,070)	(7,169)	(4,512)
C Class	(638,845)	(918,577)	—	(3,191)
From return of capital
Institutional Class	(39,144,694)	(6,698,890)	—	—
Investor Class	(4,096,771)	(727,273)	—	—
C Class	(733,068)	(142,622)	—	—
Total distributions to shareholders	(92,082,964)	(42,590,729)	(171,048)	(286,799)
Total Increase in Net Assets	645,531,311	1,171,947,490	21,047,861	4,236,817
Net Assets
Beginning of year	2,586,245,635	1,414,298,145	42,810,048	38,573,231
End of year	$3,231,776,946	$2,586,245,635	$63,857,909	$42,810,048
Undistributed (accumulated) net investment
income (loss), end of year	$12,043,547	$32,034,995	$(64,412)	$171,049

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	15

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2017	November 30, 2016	November 30, 2017	November 30, 2016
Transactions in Shares:
Institutional Class:
Shares sold	116,526,564	117,699,788	3,295,289	3,118,231
Shares acquired from merger (See Note 11)	—	—	432,052	—
Shares issued to holders in
reinvestment of dividends	4,336,153	2,285,543	15,666	34,370
Shares redeemed	(58,282,610)	(69,207,278)	(1,118,336)	(3,365,878)
Increase (decrease) in Institutional Class
shares outstanding	62,580,107	50,778,053	2,624,671	(213,277)
Investor Class:
Shares sold	8,802,714	19,119,042	354,267	167,392
Shares acquired from merger (See Note 11)	—	—	144,832	—
Shares issued to holders in
reinvestment of dividends	627,837	343,987	641	529
Shares redeemed	(8,733,995)	(7,570,274)	(313,803)	(138,810)
Increase in Investor Class shares outstanding	696,556	11,892,755	185,937	29,111

C Class:
Shares sold	1,537,620	1,317,240	121,650	65,042
Shares acquired from merger (See Note 11)	—	—	36,937	—
Shares issued to holders in
reinvestment of dividends	95,636	96,176	—	400
Shares redeemed	(1,474,667)	(1,350,991)	(61,604)	(59,966)
Increase in C Class shares outstanding	158,589	62,425	96,983	5,476
Net increase (decrease) in shares outstanding	63,435,252	62,733,233	2,907,591	(178,690)

See accompanying Notes to Financial Statements.

16	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net asset value, beginning of year	$13.76	$11.28	$16.84	$15.16	$12.60
Investment operations:
Net investment income(2)	0.15	0.21 (3)	0.24	0.15	0.15
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.64)	2.59	(5.37)	2.87	2.64
Total from investment operations	(0.49)	2.80	(5.13)	3.02	2.79
Less distributions from:
Net investment income	(0.22)	(0.27)	(0.34)	(0.28)	(0.09)
Net realized gains	—	—	(0.02)	(0.98)	(0.14)
Return of capital	(0.20)	(0.05)	(0.07)	(0.08)	—
Total distributions	(0.42)	(0.32)	(0.43)	(1.34)	(0.23)
Net asset value, end of year	$12.85	$13.76	$11.28	$16.84	$15.16
Total Return	(3.63)%	25.62%	(30.71)%	19.97%	22.60%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$2,872,704	$2,213,434	$1,242,133	$1,627,019	$874,170
Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.96%	0.97%	0.99%	1.00%	1.04%
After expense waiver/recoupment	0.96%	0.97%	0.99%	1.00%	1.08%
Ratio of net investment income to
average net assets:
Before expense waiver/recoupment	1.17%	1.73%	1.71%	0.95%	1.43%
After expense waiver/recoupment	1.17%	1.73%	1.71%	0.95%	1.39%
Portfolio turnover rate	15%	25%	34%	34%	25%

(1)	For an Institutional Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, and 2013 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	17

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net asset value, beginning of year	$13.67	$11.23	$16.76	$15.07	$12.54
Investment operations:
Net investment income(2)	0.13	0.18 (3)	0.31	0.12	0.10
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.64)	2.56	(5.45)	2.85	2.64
Total from investment operations	(0.51)	2.74	(5.14)	2.97	2.74
Less distributions from:
Net investment income	(0.20)	(0.25)	(0.30)	(0.22)	(0.07)
Net realized gains	—	—	(0.02)	(0.98)	(0.14)
Return of capital	(0.19)	(0.05)	(0.07)	(0.08)	—
Total distributions	(0.39)	(0.30)	(0.39)	(1.28)	(0.21)
Net asset value, end of year	$12.77	$13.67	$11.23	$16.76	$15.07
Total Return(4)	(3.81)%	25.25%	(30.90)%	19.70%	22.31%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$300,926	$312,642	$123,237	$264,146	$191,964
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.21%	1.22%	1.24%	1.25%	1.29%
After expense waiver/recoupment	1.21%	1.22%	1.24%	1.25%	1.33%
Ratio of net investment income to
average net assets:
Before expense waiver/recoupment	0.92%	1.48%	1.46%	0.70%	1.18%
After expense waiver/recoupment	0.92%	1.48%	1.46%	0.70%	1.14%
Portfolio turnover rate	15%	25%	34%	34%	25%

(1)	For an Investor Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, and 2013 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

18	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net asset value, beginning of year	$13.51	$11.14	$16.62	$14.93	$12.52
Investment operations:
Net investment income(2)	(0.02)	0.08 (3)	0.12	0.04	0.09
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(0.62)	2.55	(5.32)	2.77	2.53
Total from investment operations	(0.60)	2.63	(5.20)	2.81	2.62
Less distributions from:
Net investment income	(0.16)	(0.22)	(0.19)	(0.07)	(0.07)
Net realized gains	—	—	(0.02)	(0.98)	(0.14)
Return of capital	(0.14)	(0.04)	(0.07)	(0.07)	—
Total distributions	(0.30)	(0.26)	(0.28)	(1.12)	(0.21)
Net asset value, end of year	$12.61	$13.51	$11.14	$16.62	$14.93
Total Return(4)	(4.51)%	24.37%	(31.42)%	18.81%	21.37%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$58,147	$60,170	$48,928	$79,714	$27,937
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.96%	1.97%	1.99%	2.00%	2.04%
After expense waiver/recoupment	1.96%	1.97%	1.99%	2.00%	2.08%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver/recoupment	0.17%	0.73%	0.71%	(0.05)%	0.43%
After expense waiver/recoupment	0.17%	0.73%	0.71%	(0.05)%	0.39%
Portfolio turnover rate	15%	25%	34%	34%	25%

(1)	For a C Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

						Period from
	Year Ended		Year Ended	Year Ended	Year Ended	September 30, 2013(1)
	November 30,		November 30,	November 30,	November 30,	to
	2017		2016	2015	2014	November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$10.22		$8.83	$9.95	$10.06	$10.00
Investment operations:
Net investment income (loss)(3)	(0.02)		0.03	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(1.16)		1.41	(1.17)	(0.02)	0.05
Total from investment operations	(1.18)		1.44	(1.10)	(0.01)	0.06
Less distributions from:
Net investment income	(0.04)		(0.05)	(0.02)	(0.02)	—
Net realized gains	—		—	—	(0.08)	—
Total distributions	(0.04)		(0.05)	(0.02)	(0.10)	—
Net asset value, end of period	$9.00		$10.22	$8.83	$9.95	$10.06
Total Return(4)	(11.57)%		16.52%	(11.10)%	(0.15)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$57,431		$38,363	$35,030	$29,977	$2,369
Ratio of expenses to average net assets:
Before expense waiver(5)	1.42%		1.70%	1.66%	2.28%	25.20%
After expense waiver(5)	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(5)	(0.52)%		0.06%	0.22%	(0.98)%	(23.09)%
After expense waiver(5)	(0.20)%		0.66%	0.78%	0.20%	1.01%
Portfolio turnover rate(4)	105	%(6)	168%	126%	131%	44%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tortoise Select Opportunity Fund
Financial Highlights (continued)
Investor Class

							Period from
	Year Ended		Year Ended	Year Ended	Year Ended		September 30, 2013(1)
	November 30,		November 30,	November 30,	November 30,		to
	2017		2016	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$10.19		$8.80	$9.93	$10.06		$10.00
Investment operations:
Net investment income (loss)(3)	(0.05)		0.03	0.07	(—	)(4)	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(1.14)		1.38	(1.19)	(0.04)		0.05
Total from investment operations	(1.19)		1.41	(1.12)	(0.04)		0.06
Less distributions from:
Net investment income	(0.02)		(0.02)	(0.01)	(0.01)		—
Net realized gains	—		—	—	(0.08)		—
Total distributions	(0.02)		(0.02)	(0.01)	(0.09)		—
Net asset value, end of period	$8.98		$10.19	$8.80	$9.93		$10.06
Total Return(5)(6)	(11.67)%		16.06%	(11.34)%	(0.38)%		0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,371		$3,068	$2,392	$5,845		$60
Ratio of expenses to average net assets:
Before expense waiver(7)	1.67%		1.95%	1.91%	2.53%		25.45%
After expense waiver(7)	1.35%		1.35%	1.35%	1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	(0.77)%		(0.19)%	(0.03)%	(1.23)%		(23.34)%
After expense waiver(7)	(0.45)%		0.41%	0.53%	(0.05)%		0.76%
Portfolio turnover rate(6)	105	%(8)	168%	126%	131%		44%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

							Period from
	Year Ended		Year Ended	Year Ended		Year Ended	September 30, 2013(1)
	November 30,		November 30,	November 30,		November 30,	to
	2017		2016	2015		2014	November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.98		$8.67	$9.86		$10.05	$10.00
Investment operations:
Net investment income (loss)(3)	(0.04)		(0.03)	0.04		(0.06)	(—	)(4)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(1.20)		1.36	(1.23)		(0.05)	0.05
Total from investment operations	(1.24)		1.33	(1.19)		(0.11)	0.05
Less distributions from:
Net investment income	—		(0.02)	(—	)(4)	—	—
Net realized gains	—		—	—		(0.08)	—
Total distributions	—		(0.02)	(—	)(4)	(0.08)	—
Net asset value, end of period	$8.74		$9.98	$8.67		$9.86	$10.05
Total Return(5)(6)	(12.42)%		15.41%	(12.06)%		(1.09)%	0.50%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,056		$1,379	$1,151		$200	$50
Ratio of expenses to average net assets:
Before expense waiver(7)	2.42%		2.70%	2.66%		3.28%	26.20%
After expense waiver(7)	2.10%		2.10%	2.10%		2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	(1.52)%		(0.94)%	(0.78)%		(1.98)%	(24.09)%
After expense waiver(7)	(1.20)%		(0.34)%	(0.22)%		(0.80)%	0.01%
Portfolio turnover rate(6)	105	%(8)	168%	126%		131%	44%

(1)	Inception date of the Fund.
(2)	For an C Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements
November 30, 2017

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer three classes of shares: the Institutional Class, the Investor Class and the C Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended November 30, 2017, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2014 through 2017.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2017, the MLP & Pipeline Fund reallocated the amount of 2016 investment income and return of capital it recognized based on the 2016 tax reporting information received from individual investments. This reclassification amounted to a decrease in net investment income of $438,705 or $0.002 per share, a decrease in unrealized depreciation of investments of $408,576 or $0.002 per share, and a decrease in realized loss on investments of $30,129 or $0.000 per share for the year ended November 30, 2017.

Tortoise Capital Advisors	23

Notes to Financial Statements (continued)

During the year ended November 30, 2017, the Select Opportunity Fund reallocated the amount of 2016 investment income and return of capital it recognized based on the 2016 tax reporting information received from investments. This reclassification amounted to an increase in net investment loss of $5,039 or $0.001 per share, a decrease in unrealized appreciation of investments of $4,134 or $0.001 per share, and a decrease in realized loss on investments of $9,173 or $0.002 per share for the year ended November 30, 2017.

The Select Opportunity Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Reclassification of Capital Accounts — GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended November 30, 2017, the following reclassifications were made:

	Accumulated	Accumulated
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)	Paid-in Capital
MLP & Pipeline Fund	(5,274,691)	2,067,364	3,207,327
Select Opportunity Fund	66,604	(6,834,586)	6,767,982

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2017, the Select Opportunity Fund did not hold any illiquid securities. At November 30, 2017, the MLP & Pipeline Fund had investments in illiquid securities with a total value of $39,662,498 or 1.2% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Date
Security	Shares	Acquired	Acquisition Cost
Phillips 66 Partners LP	852,407	10/6/2017	$40,568,577

The carrying value per unit of unrestricted common units of Phillips 66 Partners LP was $48.52 on September 21, 2017, the date of the purchase agreement and the date an enforceable right to acquire the restricted Phillips 66 Partners LP units was obtained by the MLP & Pipeline Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Regulatory Update — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well

24	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

as other amendments. The updates to Regulation S-X are effective August 1, 2017. The Funds adopted the amendments to Regulation S-X during the year ended November 30, 2017. There was no impact to the Funds’ financial statements related to the adoption of the amendments to Regulation S-X.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2017:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$2,391,029,180	$—	$—	$2,391,029,190
Master limited partnerships	743,644,390	39,662,498	—	783,306,888
Short-term investment	36,919,813	—	—	36,919,813
Total investments in securities	$3,171,593,383	$39,662,498	$—	$3,211,255,881

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$59,671,909	$—	$—	$59,671,909
Master limited partnerships	3,070,794	—	—	3,070,794
Short-term investment	831,211	—	—	831,211
Total investments in securities	$63,573,914	$—	$—	$63,573,914

Tortoise Capital Advisors	25

Notes to Financial Statements (continued)

Refer to each Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2017, Rice Midstream Partners LP common units held by the MLP & Pipeline Fund in the amount of $22,721,961 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels in the Funds during the year ended November 30, 2017. The Funds did not invest in any Level 3 investments.

4. Concentration Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10%, 1.35%, and 2.10% of the average daily net assets of each Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. During the year ended November 30, 2017, the Adviser did not recoup any previously reimbursed fees. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	11/30/2018	11/30/2019	11/30/2020
Select Opportunity Fund	$212,787	$198,762	$176,920

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets of each fund, 0.06% on the next $250 million of the average daily net assets and 0.04% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2017 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended November 30, 2017, expenses incurred by the Investor Class and C Class pursuant to the Plan were as follows:

Fund	Investor Class	C Class
MLP & Pipeline Fund	$754,993	$638,284
Select Opportunity Fund	9,905	14,049

26	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2017, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$1,303,029,212	$427,812,410
Select Opportunity Fund	79,873,262	55,954,846

8. Federal Tax Information

As of November 30, 2017, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline	Select Opportunity
	Fund	Fund
Cost of investments	$3,274,955,107	$62,988,119

Gross unrealized appreciation	273,699,212	4,692,109
Gross unrealized depreciation	(418,091,101)	(4,188,027)
Net unrealized appreciation (depreciation)	(144,391,889)	504,082
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated losses	(113,079,080)	(25,639,084)
Total accumulated losses	$(257,470,969)	$(25,135,002)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2017, the MLP & Pipeline Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $34,228,274 and $13,419,332, respectively, and long-term capital loss carryforwards of $78,850,806 and $12,155,340, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. Included in the total capital loss carryforward, the Select Opportunity Fund inherited a short-term capital loss carryforward of $1,738,647 and a long-term capital loss carryforward of $5,464,192 as a result of the merger with The North American Energy Independence Fund. These capital loss carryforwards are further subject to an annual limitation of $105,999 pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2017 tax reporting information from the individual MLPs. During the year ended November 30, 2017, the MLP & Pipeline Fund utilized $2,791,339 of prior year capital loss carryover.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2017. For the taxable year ended November 30, 2017, The MLP & Pipeline Fund does not plan to defer any late year losses. The Select Opportunity Fund plans to defer, on a tax basis, late year ordinary losses of $64,412.

During the year ended November 30, 2017, the Funds paid the following distributions to shareholders:

	MLP & Pipeline Fund	Select Opportunity Fund
Ordinary income*	$48,108,431	$171,048
Long-term capital gains**	—	—
Return of capital	43,974,533	—
Total distributions	$92,082,964	$171,048

Tortoise Capital Advisors	27

Notes to Financial Statements (continued)

During the year ended November 30, 2016, the Funds paid the following distributions to shareholders:

	MLP & Pipeline Fund	Select Opportunity Fund
Ordinary income*	$35,021,944	$286,799
Long-term capital gains**	—	—
Return of capital	7,568,785	—
Total distributions	$42,590,729	$286,799

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

9. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 4.25% as of November 30, 2017. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the year ended November 30, 2017, the LOC was not utilized by the MLP & Pipeline Fund.

10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Pipeline Fund	Charles Schwab & Co.	28.91%
Select Opportunity Fund	National Financial Services, LLC	53.28%

11. Tortoise North American Energy Independence Fund Merger

Pursuant to a plan of merger approved by the Board of Trustees of Managed Portfolio Series, the Select Opportunity Fund acquired all of the net assets of the Tortoise North American Energy Independence Fund (the Acquired Fund) ($5,071,717) on June 19, 2017. A total of 519,231, 175,873 and 45,288 shares, respectively of Institutional, Investor and Class C of the Acquired Fund were exchanged for 432,052, 144,832 and 36,937 shares, respectively of Institutional, Investor and Class C of the Select Opportunity Fund immediately after the closing date. This merger qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Select Opportunity Fund prior to the reorganization totaled $50,076,197 and following the mergers the combined net assets of the Select Opportunity Fund totaled $55,147,914. Assuming the acquisition had been completed on December 1, 2016, the beginning of the fiscal reporting period of the Acquired Fund, the pro forma results of operations for the year ended November 30, 2016, are as follows:

– Accumulated net investment loss: $ (39,648)
– Accumulated net realized loss on investments: $ (6,980,502)
– Net unrealized appreciation of investments and translations of foreign currency: $ 1,051,687

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Select Opportunity Fund’s Statement of Operations since June 19, 2017.

For financial reporting purposes, assets received and shares issued by the Select Opportunity Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund were carried forward to align ongoing reporting of the Select Opportunity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

12. Subsequent Events

On December 21, 2017, the Funds held a special shareholder meeting to consider a vote on a new investment advisory agreement between each Fund and its investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). Each Fund’s shareholders voted to approve the new investment advisory agreement between the Fund and the Adviser. The current investment advisory agreement for each Fund will terminate upon the closing of the proposed change in ownership of the parent company of the Adviser (the “Transaction”) which is expected to occur by the end of the first calendar quarter of 2018. The proposed new investment advisory agreement for each Fund is substantially identical to its current investment advisory agreement, except for the effective dates and the termination dates, and would simply continue the relationship between each Fund and the Adviser. The Transaction is not expected to result in any change in the day-to-day portfolio management, investment objectives and policies or investment processes of the Funds.

On December 28, 2017, the MLP & Pipeline Fund paid a distribution to the Institutional Class in the amount of $19,055,767 or $0.083 per share, the Investor Class in the amount of $2,240,170 or $0.070 per share, and the C Class in the amount of $12,586 or $0.003 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

28	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund (two of the portfolios constituting the Managed Portfolio Series (the “Funds”)) as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund at November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 25, 2018

Tortoise Capital Advisors	29

Trustees & Officers (unaudited)

Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (11 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godrey & Kahn S.C. (2012-2016).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

*

Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter until resigning from the Distributor’s Board on September 21, 2017.

30	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 100% for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2017 was 64.91% and 100% for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0% and 0% for the MLP & Pipeline Fund and Select Opportunity Fund, respectively.

Results of Special Shareholder Meeting

All Fund shareholders of record at the close of business on October 17, 2017, were entitled to vote. As of the record date the MLP & Pipeline Fund had 241,880,489 shares outstanding and the Select Opportunity Fund had 6,143,236 shares outstanding. Of the 156,889,510 MLP & Pipeline Fund shares present in person or by Proxy at the meeting December 21, 2017: 156,103,405 shares or 99.50% voted in favor of the proposals, 361,377 voted against and 424,728 shares abstained from voting. Of the 5,614,127 Select Opportunity Fund shares present in person or by Proxy at the meeting December 21, 2017: 5,605,066 shares or 99.84% voted in favor of the proposals, 7,608 voted against and 1,453 shares abstained from voting. Accordingly, the proposals were approved.

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	31

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded
by a prospectus.
The Funds’ Statement of Additional Information
contains additional information about the Funds’
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2017 and November 30, 2016, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$138,100	$116,500
Audit-Related Fees	$0	$0
Tax Fees	$85,710	$54,900
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$470,680	$143,300

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 5, 2018

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 5, 2018

* Print the name and title of each signing officer under his or her signature.